SUBORDINATION AGREEMENT

          This SUBORDINATION AGREEMENT (this "Agreement"), dated as of August 14, 2002, is among GENUS, INC., a California corporation (the "Borrower"), the parties listed on Schedule A hereto (the "Subordinated Creditors"), and SILICON VALLEY BANK (the "Senior Lender"). Capitalized terms used herein shall have the meanings ascribed thereto in Section 1 below.

                                 R E C I T A L S

100 The Borrower and the Senior Lender are parties to a Loan and Security Agreement dated as of December 20, 2001 and a Loan and Security Agreement (Exim Program) dated as of December 20, 2001 (as the same have been and further may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, collectively the "Credit Agreement"), pursuant to which, among other things, the Senior Lender has made and is continuing to make certain loans and other financial accommodations to the Borrower. The Credit Agreement, together with all documents, instruments and agreements executed and delivered thereunder, are referred to herein as the "Credit Documents."

101 The Subordinated Creditors have extended credit to the Borrower as evidenced by the 7% Convertible Subordinated Notes Due 2005 of even date herewith made by the Borrower in favor of the Subordinated Creditors in the aggregate original principal amount of $________ (as the same may be amended, supplemented, replaced, substituted, divided, restated or otherwise modified from time to time in accordance with the terms hereof, collectively the "Subordinated Note").

102 The Senior Lender has required the execution and delivery of this Agreement by each of the Subordinated Creditors and the Borrower.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Definitions.  All capitalized terms shall have the respective meanings ascribed
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to them in this Agreement.  For purposes of this Agreement, the following terms shall have the following meanings in this Agreement:
Credit Agreement - see Recitals.
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Enforcement Action is defined in Section 2.7.
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Permitted Payments shall mean (a) reimbursement and/or indemnification payments
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          by  the Borrower to the Subordinated Creditors from time to time under the Subordinated Notes to the extent for reasonable out-of-pocket costs and expenses incurred by the Subordinated Creditors not to exceed $50,000 in any fiscal year of the Borrower, (b) the issuance of capital stock or other securities of the Borrower or any other person or entity to the Subordinated Creditors in connection with the conversion of all or any portion of the Subordinated Notes or the payment of interest thereon, and any nominal cash payments in connection therewith in lieu of the issuance of fractional shares, (c) payments for the repurchase of the Subordinated

          Indebtedness in accordance with the terms of the Subordinated Notes, at the election of any Subordinated Creditor, upon the consummation of a "Change of Control," as defined in the Subordinated Notes; provided, that payments under this clause (c) shall not be "Permitted Payments" if the Senior Lender shall have elected to have the Senior Indebtedness then outstanding prepaid concurrently with such Change of Control, unless upon or before, or otherwise in connection with, such Change of Control the Senior Indebtedness then outstanding shall have been paid in full, and (d) the payment and/or receipt of proceeds of any Enforcement Action instituted by any of the Subordinated Creditors to collect payments on the Subordinated Indebtedness to the extent such payments were otherwise permitted to be paid by the Borrower to the Subordinated Creditors under Section 2.2 hereof at the time due and payable under the Subordinated Notes.
Proceeding is defined in Section 2.3.
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Reorganization Subordinated Securities  shall mean any notes or other securities
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          issued  in  substitution  of  all  or  any portion of the Subordinated
          Indebtedness that are, in the case of any such notes, subordinated in right of payment to the Senior Indebtedness at least to the same extent that the Subordinated Indebtedness is subordinated to the Senior Indebtedness pursuant to the terms of this Agreement.
Senior Covenant Default shall mean any "Event of Default" under the Credit
-----------------------
          Agreement, other than a Senior Payment Default or a Senior Financial Covenant Default.
Senior Default Notice shall mean a written notice from the Senior Lender to the
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          Subordinated  Creditor  Representative,  pursuant  to  which  the
          Subordinated Creditors are notified of the existence of a Senior Covenant Default.
Senior Financial Covenant Default shall mean any "Event of Default" under the
---------------------------------
          Credit Agreement arising from the violation of the Tangible Net Worth or other financial covenant set forth in the Credit Agreement.
Senior Indebtedness shall mean the "Obligations," as such term is defined in the
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          Credit  Agreement  in  effect  on  the  date hereof, together with any amendments, restatements, modifications, renewals or extensions of any thereof to the extent permitted hereunder; provided, however, that in no event shall the aggregate amount of the Senior Indebtedness exceed
          (i) $18,000,000 in principal, plus (ii) accrued and unpaid interest thereon and all fees, costs and expenses in connection therewith. Nothing herein shall prohibit the Senior Lender from permitting the Obligations to exceed the foregoing amount, but the excess shall not be treated as "Senior Indebtedness" for purposes of this Agreement. Senior Payment Default shall mean an "Event of Default" under the Credit
----------------------
          Agreement resulting from the failure of the Borrower to pay, on a timely basis, any principal or interest under the Credit Agreement, including, without limitation, in each case, any default in payment of Senior Indebtedness after acceleration thereof.
Subordinated Creditor Representative  means  Deutsche Bank AG, London Office, as
------------------------------------
          notice agent for the Subordinated Creditors, and any successor thereto for purposes of notices hereunder for whom the Senior Lender shall have received contact information.
Subordinated Default  shall  mean  a  default in the payment of the Subordinated
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          Indebtedness,  or  performance  of  any  term,  covenant  or condition contained in the Subordinated Notes, which default permits the Subordinated Creditors to immediately accelerate or demand payment of all or any portion of the Subordinated Indebtedness.
Subordinated Indebtedness shall mean all principal of, interest on and all other
-------------------------
          sums due under the Subordinated Notes. For clarification purposes, no obligations, liabilities or indebtedness owing to any of the Subordinated Creditors from time to time under any agreement, document, instrument or other arrangement, other than principal of, interest on and all other sums due under the Subordinated Notes, shall constitute Subordinated Indebtedness.
Subordinated Notes - see Recitals.
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Subordination of Subordinated Indebtedness to Senior Indebtedness.
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Subordination.  The payment of any and all of the Subordinated Indebtedness
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hereby expressly is subordinated, to the extent and in the manner set forth herein, to the prior
indefeasible payment in full in cash (or securities or other property acceptable to the Senior Lender) of the Senior Indebtedness.

Restriction on Payments.   The Borrower may not make, and none of the
-----------------------
Subordinated Creditors may receive, any payment of principal, interest or any other amount with respect to the Subordinated Indebtedness (other than Permitted Payments, which shall be permitted at all times) if, at the time of such payment or immediately after giving effect thereto:

               A Senior Payment Default exists; or
Subject to the penultimate sentence of this Section 2.2, a Senior Financial Covenant Default exists; or
Subject to the penultimate sentence of this Section 2.2, the Senior Lender shall have delivered to such Subordinated Creditor a Senior Default Notice stating that a Senior Covenant Default exists.
     The Borrower may resume payments (and may make any payments missed due to the application of clauses (a), (b) and/or (c) of this Section 2.2) in respect of the Subordinated Indebtedness:

    in the case of a Senior Payment Default referred to in clause (a) of this
             Section 2.2, upon a cure or written waiver thereof; or in the case of a Senior Financial Covenant Default referred to in clause (b) of this Section 2.2, subject to the penultimate sentence of this Section 2.2, upon the earlier to occur of (x) the waiver of such Senior Financial Covenant Default and (y) the expiration of 179 days from the date on which the Senior Lender received financial statements of the Borrower evidencing the occurrence of such
                       Senior Financial Covenant Default;
   in the case of a Senior Covenant Default referred to in clause (c) of this
 Section 2.2, subject to the penultimate sentence of this Section 2.2, upon the earlier to occur of (x) the cure or waiver of such Senior Covenant Default and
(y) the expiration of 179 days from the date on which the Senior Default Notice was delivered.
       Notwithstanding any provision of this Section 2.2 to the contrary:

     The Borrower shall not be prohibited from making, and none of the Subordinated Creditors shall be prohibited from receiving, payments under clauses (b) and (c) of this Section 2.2 collectively for more than an aggregate of 179 days within any period of 360 consecutive days;
no Senior Covenant Default actually known to the Senior Creditor and existing on the date any notice is given pursuant to clause (b) of this Section 2.2 shall be used as a basis for any subsequent such notice; and
     (C) none of the foregoing restrictions shall apply at any time to any Permitted Payments.


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
     The provisions of this Section 2.2 shall not apply to any payment with respect to which Section 2.3 would be applicable.


Proceedings.  In the event of any insolvency, bankruptcy, receivership,
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custodianship, liquidation, reorganization, assignment for the benefit of creditors or other proceeding for the liquidation, dissolution or other winding up of the Borrower or any substantial portion of its properties (a "Proceeding"): (i) all Senior Indebtedness first shall be paid in full before any payment of or with respect to the Subordinated Indebtedness shall be made (other than a distribution of Reorganization Subordinated Securities and Permitted Payments); (ii) any payment which, but for the terms hereof, otherwise would be payable or deliverable in respect of the Subordinated Indebtedness (other than a distribution of Reorganization Subordinated Securities and Permitted Payments), shall be paid or delivered directly to the Senior Lender until all Senior Indebtedness is paid in full, and each of the Subordinated Creditors authorizes, empowers and directs all receivers, trustees, liquidators, custodians, conservators and others having authority in the premises to effect all such payments and deliveries, and each of the Subordinated Creditors also irrevocably authorizes, empowers and directs the Senior Lender to demand, sue for, collect and receive every such payment or distribution; and (iii) each of the Subordinated Creditors authorizes, empowers and appoints the Senior Lender its agent and attorney-in-fact to execute, verify, deliver and file such proofs of claim upon the failure of such Subordinated Creditor to do so prior to ten
(10) days before the expiration of the time to file any such proof; provided that the Senior Lender shall have no obligation to execute, verify, deliver, and/or file any such proof of claim.

Incorrect Payments.  If any payment not permitted under this Agreement is
------------------
received by any of the Subordinated Creditors on account of the Subordinated Indebtedness before all Senior Indebtedness is paid in full, such payment shall not be commingled with any asset of such Subordinated Creditor, shall be held in trust by such Subordinated Creditor for the benefit of the Senior Lender and shall be paid over to the Senior Lender for application to the payment of the Senior Indebtedness then remaining unpaid, until all of the Senior Indebtedness is paid in full.

Sale, Transfer.  None of the Subordinated Creditors shall sell, assign or
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otherwise transfer all or any portion of the Subordinated Indebtedness (a)
without giving prior written notice of such action to Agent, and (b) unless prior to the consummation of any such action, the transferee thereof executes and delivers to the Senior Lender a joinder to this Agreement, or an agreement substantially identical to this Agreement, in either case providing for the continued subordination of the Subordinated Indebtedness to the Senior Indebtedness as provided herein and for the continued effectiveness of all of the rights of the Senior Lender arising under this Agreement. Notwithstanding the failure to execute or deliver any such agreement, the subordination effected hereby shall survive any sale, assignment or other transfer of all or any portion of the Subordinated Indebtedness, and the terms of this Agreement shall be binding upon the successors and assigns of the Subordinated Creditors, as provided in Section 10 below.

Legends.  Until the Senior Indebtedness is paid in full, each of the
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Subordinated Notes at all times shall contain in a conspicuous manner the following legend:
               "THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF JULY __, 2002 AMONG GENUS, INC., THE SUBORDINATED CREDITORS NAMED THEREIN AND SILICON VALLEY BANK, TO THE SENIOR INDEBTEDNESS (AS DEFINED IN THE SUBORDINATION AGREEMENT); AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT."

Restriction on Action by Subordinated Creditors.
-----------------------------------------------
     Until the Senior Indebtedness is paid in full and notwithstanding anything contained in the Subordinated Notes to the contrary, none of the Subordinated Creditors shall, without the prior written consent of the Senior Lender, agree to any amendment, modification or supplement to any of the Subordinated Notes, the effect of which is to (i) increase the maximum principal amount of the Subordinated Indebtedness or rate of interest on any of the Subordinated Indebtedness (other than in connection with the invocation of default rate interest), (ii) shorten the scheduled dates upon which payments of principal or interest on the Subordinated Indebtedness are due, (iii) change in a manner adverse to the Borrower or add any event of default or add or make more restrictive any covenant with respect to the Subordinated Notes, (iv) change the redemption, prepayment or put provisions of the Subordinated Notes, or (v) take any security interest, lien or charge on or in any assets of the Borrower to secure the Subordinated Indebtedness.
     Until the Senior Indebtedness is paid in full, none of the Subordinated Creditors shall, without the prior written consent of the Senior Lender, take any action to collect, enforce payment or accelerate any of the Subordinated Indebtedness, exercise any of the remedies with respect to the Subordinated Indebtedness set forth in the Subordinated Notes or that otherwise may be available to the Subordinated Creditors, either at law or in equity by judicial proceedings or otherwise (including, without limitation, commencement or joinder in any involuntary bankruptcy petition, insolvency proceeding or similar judicial proceeding against the Borrower ) (an "Enforcement Action"), except as provided in the following sentence. Upon the earliest to occur of:

                    the passage of 180 days after written notice from the
               Subordinated Creditor Representative or any Subordinated Creditor to the Senior Lender, notifying the Senior Lender that a Subordinated Default has occurred and is continuing and identifying the same in reasonable detail, which Subordinated Default shall not have been cured or waived in writing prior to the date of such Enforcement Action;

               the passage of 120 days after the acceleration of the Senior Indebtedness;

               the occurrence of a Proceeding;

     the Subordinated Creditors may take any and all Enforcement Actions.

     Anything contained in this Section 2.7 or elsewhere in this Agreement to the contrary notwithstanding, none of the Subordinated Creditors shall be prohibited, prevent or delayed in taking, and may take, any of the following actions at any time:

          (a) the exercise by such Subordinated Creditor of any conversion rights under and in accordance with the terms of the Subordinated Notes (and the taking of any Enforcement Actions to cause such exercise and the delivery of securities and nominal cash in lieu of fractional shares);

          (b) any Enforcement Actions to cause the payment of and otherwise collect any payments missed under the Subordinated Note held by such Subordinated Creditor to the extent such payments otherwise were, at the time due and payable, not prohibited under the terms of this Agreement;

          (c) any Enforcement Action to enforce such Subordinated Creditor's rights and remedies upon the consummation of a "Change of Control," as defined in the Subordinated Notes, if the Permitted Payment, if any, in respect thereof shall not have been made prior to the date of such Enforcement Action; and

          (d) the invocation of default interest or similar penalties from time to time in accordance with the terms of the Subordinated Note held by such Subordinated Creditor.

Continued Effectiveness of this Agreement; Modifications to Senior Indebtedness.
-------------------------------------------------------------------------------
The terms of this Agreement, the subordination effected hereby, and the rights and the obligations of the Subordinated Creditors and the Senior Lender arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to the Credit Agreement (to the extent such amendment, modification or supplement is not prohibited under the terms of this Agreement); or (b) any exercise or non-exercise of any right, power or remedy under or in respect of the Senior Indebtedness or the Subordinated Indebtedness or any of the instruments or documents referred to in clause (a) above.
     The Senior Lender may at any time and from time to time without the consent of or notice to the Subordinated Creditors, without incurring liability to the Subordinated Creditors and without impairing or releasing the obligations of the Subordinated Creditors under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any Senior Indebtedness, or amend, supplement, restate or otherwise modify in any manner the Credit Agreement; provided that no such renewal, alteration, amendment, supplement, restatement or modification shall result in an express prohibition on any payments that from time to time may be due and owing under the Subordinated Notes in accordance with their terms other than payments prohibited under the terms of this Agreement.

Cumulative Rights, No Waivers.  Each and every right, remedy and power granted
-----------------------------
to the Senior Lender hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Credit Agreement or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by the Senior Lender, from time to time, concurrently or independently and as often and in such order as the Senior Lender may deem expedient. Any failure or delay on the part of the Senior Lender in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the Senior Lender's right thereafter to exercise the same, and any single or partial exercise of any such right, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of the Senior Lender's rights hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

Modification.  Any modification or waiver of any provision of this Agreement, or
------------
any consent to any departure by the Senior Lender or the Subordinated Creditors therefrom, shall not be effective in any event unless the same is in writing and signed by the Senior Lender and all of the Subordinated Creditors, and then such modification, waiver or consent shall be effective only in the specific instance
and for the specific instance and for the specific purpose given.   The
Borrower's consent shall not be required to any modification or waiver of any provision of this Agreement, or any consent to any departure by the Senior Lender or the Subordinated Creditors therefrom.

Additional Documents and Actions.  Each party hereto at any time, and from time
--------------------------------
to time, after the execution and delivery of this Agreement, upon the request of any other party hereto and at the expense of the Borrower, promptly will execute and deliver such further documents and do such further acts and things as such other party may request in order to effect fully the purposes of this Agreement.

Notices.  All notices and communications under this Agreement shall be in
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writing and shall be (i) delivered in person, (ii) delivered by overnight express courier, or (iii) sent by telecopy (with such telecopy to be confirmed promptly in writing sent in accordance with (i) or (ii) above), addressed in each case as follows:

               If to a Subordinated Creditor, to its address and facsimile number set forth on the signature page hereto executed by it, with copies to such Subordinated Creditor's representatives as set forth thereon; Notice to all Subordinated Creditors may, in the discretion of the party giving notice, be given to the Subordinated Creditor Representative and such notice shall be deemed notice to all Subordinated Creditors

          If to the Borrower:        Genus, Inc.
                                     1139 Karlstad Drive
                                     Sunnyvale, California  94089
                                     Attention:  Shum Mukherjee,
                                     CFO
                                     Telecopy:  (408)  747-7199

          If to the Senior Lender:   Silicon Valley Bank
                                     2400 Geng Road, Suite 200
                                     -------------------------
                                     Palo Alto, CA  94303
                                     --------------------
                                     Attention:  Ms. Arlene Soriano
                                     Telecopy:



     or to any other address, as to any of the parties hereto, as such party shall designate in a written notice to the other parties hereto. All notices sent pursuant to the terms of this Section 7 shall be deemed received (i) if personally delivered, then on the Business Day of delivery, (ii) if sent by overnight, express carrier, on the next Business Day immediately following the day sent, or (iii) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m., New York City time, otherwise on the next Business Day.

Severability.  In the event that any provision of this Agreement is deemed to be
------------
invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

Successors and Assigns.  This Agreement shall inure to the benefit of the
----------------------
successors and assigns of the Senior Lender and shall be binding upon the successors and assigns of the Subordinated Creditors.

Counterparts.  This Agreement may be executed in one or more counterparts, each
------------
of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

Defines Rights of Creditors; Subrogation.
----------------------------------------

The provisions of this Agreement are solely for the purpose of defining the relative rights of the Subordinated Creditors and the Senior Lender and shall not be deemed to create any rights or priorities in favor of any other Person, including, without limitation, the Borrower. The failure of the Borrower to make any payment to the Subordinated Creditors due to the operation of this Agreement shall not be construed as prohibiting the occurrence of a Subordinated Default.
Subject to the prior indefeasible payment in full of all Senior Indebtedness, in the event and to the extent cash, property or securities otherwise payable or deliverable to the holders of the Subordinated Indebtedness shall have been applied pursuant to this Agreement to the payment of Senior Indebtedness, then and in each such event, the holders of the Subordinated Indebtedness shall be subrogated to the rights of each holder of Senior Indebtedness to receive any further payment or distribution in respect of or applicable to the Senior Indebtedness; and, for the purposes of such subrogation, no payment or distribution to the holders of Senior Indebtedness of any cash, property or securities to which any holder of Subordinated Indebtedness would be entitled except for the provisions of this Agreement shall, and no payment over pursuant to the provisions of this Agreement to the holders of Senior Indebtedness by the holders of the Subordinated Indebtedness shall, as between the Borrower, its creditors other than the holders of Senior Indebtedness and the holders of Subordinated Indebtedness, be deemed to be a payment by the Borrower to or on account of Senior Indebtedness.

Conflict.  In the event of any conflict between any term, covenant or condition
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of this Agreement and any term, covenant or condition of any of the Subordinated
Indebtedness Documents, the provisions of this Agreement shall control and govern.

Headings.  The paragraph headings used in this Agreement are for convenience
--------
only and shall not affect the interpretation of any of the provisions hereof.

Termination.  This Agreement shall terminate upon the payment in full of the
-----------
Senior Indebtedness and the termination of the Credit Agreement; provided, that, if any payment made on the Senior Indebtedness shall for any reason be required to be returned by the Senior Lender, this Agreement shall thereupon in all respects become effective with respect to such reinstated Senior Indebtedness, without the necessity of any further act or agreement between the Senior Lender and the Subordinated Creditors.

No Contest of Senior Indebtedness or Liens; No Security for Subordinated
------------------------------------------------------------------------
Indebtedness; Waivers.  The Subordinated Creditors agrees that they will not,
---------------------
and will not encourage any other person to, at any time, contest the validity, perfection, priority or enforceability of the Senior Indebtedness or liens securing the Senior Indebtedness granted to the Senior Lender pursuant to the Credit Agreement or any other Credit Document or accept or take any collateral security for the Subordinated Indebtedness. The Subordinated Creditors waive notice of acceptance hereof, notice of the creation of any Senior Indebtedness, the giving or extension of any credit by the Senior Lender to the Borrower, or the taking, waiving or releasing of any security therefor.

APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
--------------
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

JURISDICTION AND VENUE.  THE SUBORDINATED CREDITORS HEREBY IRREVOCABLY SUBMIT TO
----------------------
THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR CALIFORNIA STATE COURT SITTING IN SANTA CLARA COUNTY, CALIFORNIA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE SUBORDINATED CREDITORS HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE SENIOR LENDER TO BRING PROCEEDINGS AGAINST THE SUBORDINATED CREDITORS IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY OF THE SUBORDINATED CREDITORS AGAINST THE SENIOR LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT SHALL BE BROUGHT ONLY IN SUCH COURTS.

WAIVER OF RIGHT TO JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES ITS RIGHTS TO A
-----------------------------
TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

Cross Default.  The Borrower agrees that any of the following shall constitute
-------------
an "Event of Default" under the Credit Agreement: (i) a default or event of default by the Borrower under or in respect of the Subordinated Indebtedness; and (ii) a "Change of Control," as defined in the Subordinated Notes, unless the Senior Lender shall have consented thereto.

Costs.  In the event of any litigation between the Senior Lender, on the one
-----
hand, and any of the Subordinated Creditors, on the other hand, based upon, arising out of, or relating to this Agreement, the prevailing party or parties shall be entitled to recover all of its or their reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) from the non-prevailing party or parties.

Notice.  The Borrower shall provide the Subordinated Creditor Representative
------
with notice of any "Event of Default" under the Credit Agreement upon its knowledge of the occurrence thereof, and the Borrower shall notify the Subordinated Creditor Representative in the event such Event of Default is cured or waived.

          IN WITNESS WHEREOF, the Borrower, the Senior Lender and the Subordinated Creditors have caused this Agreement to be executed as of the date first above written.

                                              BORROWER:


                                              GENUS, INC.

                                       By:
                                          -----------------------------------

                                              Name:

                                       --------------------------------------

                                              Title:

                                              -------------------------------

                                              SENIOR LENDER:

                                              SILICON VALLEY BANK

                                       By:
                                          -----------------------------------

                                              Name:

                                       --------------------------------------

                                              Title:

                                              -------------------------------

            [SIGNATURES OF SUBORDINATED CREDITORS ON FOLLOWING PAGES]

                                              SUBORDINATED CREDITOR:


                                       --------------------------------------

                                       By:
                                          -----------------------------------

                                              Name:

                                       --------------------------------------

                                              Title:

                                              -------------------------------

                                          Address:
                                                  ---------------------------

                                          -----------------------------------

                                          Telephone:
                                                    -------------------------

                                          Facsimile:
                                                    -------------------------